UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 24, 2015
Date of Report (Date of Earliest Event Reported)

TALON REAL ESTATE HOLDING CORP.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-53917	26-1771717
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Wayzata Boulevard Suite 1070 Minneapolis, Minnesota	55416
(Address of Principal Executive Offices)	(Zip Code)

(612) 604-4600
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On March 31, 2015, Talon Real Estate Holding Corp. (the “Company”) filed its Annual Report on Form 10-K with the Securities Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2014 (the “2014 Annual Report”). The 2014 Annual Report included the Company’s Consolidated Financial Statements as of and for the year ended December 31, 2014. As disclosed in the 2014 Annual Report, the Company acquired property located at 180 East 5th Street St. Paul, Minnesota through its subsidiary Talon First Trust, LLC (“First Trust”) on July 2, 2014. The acquisition of the First Trust property was recorded as a business combination under Accounting Standards Codification (“ASC”) 805, Business Combinations, with identifiable assets acquired and liabilities assumed preliminarily recorded at their estimated fair values on the acquisition date. ASC 805 provides the Company with a one year measurement period to finalize the allocation of the purchase price to the assets acquired and liabilities assumed. As noted in the Company’s Consolidated Financial Statements, the preliminary fair value estimates for the assets acquired and liabilities assumed were based upon preliminary calculations, valuations and assumptions that were subject to change as the Company obtained additional information during the measurement period. Note 16 to the Consolidated Financial Statements in the 2014 Annual Report included the preliminary allocation of the purchase price to the assets acquired and liabilities assumed for First Trust as of December 31, 2014.

Subsequent to March 31, 2015, the Company obtained the additional information necessary to support the final allocation of the purchase price, and in accordance with generally accepted accounting principles in the United States of America, recorded measurement period adjustments to finalize the purchase price allocation. As a result of the measurement period adjustments, the Company revised its Consolidated Financial Statements as of and for the year ended December 31, 2014 (collectively, the “Acquisition Revisions”).

This Current Report on Form 8-K (“Current Report”) summarizes the revisions to the Consolidated Financial Statements as of and for the year ended December 31, 2014, and includes revisions to certain Notes to the Consolidated Financial Statements that were originally included in the 2014 Annual Report solely to reflect the Acquisition Revisions noted above. The revised Consolidated Financial Statements will be audited with the regularly scheduled audit of the Consolidated Financial Statements as of and for the years ended December 31, 2015 and 2014 to be included in the Annual Report on Form 10-K for the fiscal year ending December 31, 2015, which is expected to be filed with the SEC in 2016.  The adjustments had no impact on cash flow from operations. Future comparative Consolidated Financial Statements that include the comparative periods for the quarter and year ended September 30, 2014 and December 31, 2014 will be adjusted for the Acquisition Revisions.

The following table summarizes the impact of the Acquisition Revisions on impacted line items in the Consolidated Balance Sheet as of December 31, 2014:

	As originally reported December 31, 2014	Adjustments	As Adjusted December 31, 2014
Assets
Land	$8,397,000	$(447,000)	$7,950,000
Building & improvements	41,113,139	1,465,406	42,578,545
Accumulated depreciation	(2,718,096)	(466,536)	(3,184,632)
Deferred financing and leasing costs, net	1,227,558	991,693	2,219,251
Intangible assets, net	11,614,284	(1,192,060)	10,422,224

Liabilities
Accrued expenses and other liabilities	422,425	804,361	1,226,786
Below-market leases, net	309,787	128,254	438,041

Shareholders' Equity
Accumulated Loss	(4,364,853)	(374,836)	(4,739,689)
Noncontrolling interests - Operating Partnership	10,733,180	(206,276)	10,526,904

This Current Report, including the attached revised Consolidated Financial Statements and selected footnotes should be read in conjunction with the Consolidated Financial Statements included in the Company’s 2014 Annual report.

TALON REAL ESTATE HOLDING CORP.

CONSOLIDATED BALANCE SHEETS

December 31, 2014 and 2013

	2014 (unaudited, as adjusted)	2013
ASSETS
Land	$7,950,000	$250,000
Land improvements	165,000	140,000
Building & improvements	42,578,545	3,449,040
Furniture and equipment	28,864	28,864
Total property and equipment	50,722,409	3,867,904
Less: accumulated depreciation	(3,184,632)	(1,755,973)
Net property & equipment	47,537,777	2,111,931

Cash	147,157	83,522
Rents and other receivables, net	471,490	8,914
Deferred rent receivable	-	35,824
Prepaid expenses and other assets	77,847	42,683
Restricted escrows & reserves	1,893,652	190,472
Deferred financing and leasing costs, net	2,219,251	42,414
Intangible assets, net	10,422,224	-
TOTAL ASSETS	$62,769,398	$2,515,760

LIABILITIES
Notes payable	$49,287,723	$4,484,260
Notes payable - related party	500,000	100,000
Accounts payable	1,947,481	480,695
Accrued expenses and other liabilities	1,226,786	107,895
Tenant security deposits	176,720	30,328
Deferred rent revenue	186,701	-
Prepaid rent	195,163	-
Accrued interest	278,457	25,124
Below-market leases, net	438,041	-
Mandatorily redeemable Operating Partnership preferred units	3,000,000	-
Total Liabilities	57,237,072	5,228,302

COMMITMENTS AND CONTINGENCIES	-	-

SHAREHOLDERS' EQUITY (DEFICIT)
Preferred shares outstanding at $.001 par value; authorized 10,000,000 shares; none issued or outstanding as of both December 31, 2014 and 2013	-	-
Common shares outstanding at $.001 par value; authorized 90,000,000 shares; 16,743,522 issued and outstanding as of December 31, 2014 and 15,762,222 as of December 31, 2013	16,743	15,762
Additional paid in capital	1,101,726	449,873
Accumulated loss	(4,739,689)	(1,966,824)
Total Talon Real Estate Holding Corp. shareholders' equity (deficit)	(3,621,220)	(1,501,189)
Noncontrolling interests - Operating Partnership; 9,200,001 common units issued and outstanding as of December 31, 2014 and 1 common unit as of December 31, 2013	10,526,904	-
Noncontrolling interests - consolidated real estate entities	(1,373,358)	(1,211,353)
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)	5,532,326	(2,712,542)
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY (DEFICIT)	$62,769,398	$2,515,760

TALON REAL ESTATE HOLDING CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Years ended December 31, 2014 and 2013

	2014 (unaudited, as adjusted)	2013
REVENUE
Rent	$4,083,715	$433,196
Tenant reimbursements	2,001,561	104,275
Other income	273,410	6,763
Total Revenue	6,358,686	544,234

EXPENSES
General & administrative	249,970	232,796
Salary and compensation	1,191,542	439,950
Professional	390,512	567,844
Property operating expenses	2,654,787	60,024
Real estate taxes & insurance	957,638	144,167
Depreciation and amortization	2,845,029	251,959
Total Expenses	8,289,478	1,696,740

Operating Loss	(1,930,792)	(1,152,506)

Interest expense	(1,975,994)	(308,469)

NET LOSS	(3,906,786)	(1,460,975)

Net loss attributable to noncontrolling interest - Operating Partnership	971,916	-
Net loss attributable to noncontrolling interests - consolidated real estate entities	162,005	170,346

NET LOSS ATTRIBUTABLE TO TALON REAL ESTATE HOLDING CORP.	$(2,772,865)	$(1,290,629)

Loss per common share basic and diluted	$(0.17)	$(0.08)

TALON REAL ESTATE HOLDING CORP.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

For the Years Ended December 31, 2014 and 2013

							Non-controlling OP Interest
	Number of Common Shares	Common Shares ($)	Additional Paid In Capital	Subscription receivable	Accumulated Loss	Total Controlling interests	Number of OP Common Units	Operating Partnership Common Units ($)	Non-controlling Interests in Real Estate	Total Equity
December 31, 2012	15,140,222	$15,140	$-	$(30,000)	$(1,015,324)	$(1,030,184)	-	$-	$(1,041,007)	$(2,071,191)
Membership interest issued for cash	-	-	-	-	319,129	319,129	-	-	-	319,129
Membership interest issued for services	-	-	-	30,000	20,000	50,000	-	-	-	50,000
Shares issued as stock compensation	300,000	300	47,695	-	-	47,995	-	-	-	47,995
Shares issued for cash	322,000	322	402,178	-	-	402,500	-	-	-	402,500
Net loss	-	-	-	-	(1,290,629)	(1,290,629)	-	-	(170,346)	(1,460,975)
December 31, 2013	15,762,222	$15,762	$449,873	$-	$(1,966,824)	$(1,501,189)	-	$-	$(1,211,353)	$(2,712,542)
Operating Partnership common units issued, net of issuance costs	-	-	-	-	-	-	9,200,000	11,498,820	-	11,498,820
Shares issued as stock compensation	981,300	981	651,853	-	-	652,834	-	-	-	652,834
Net loss (unaudited)	-	-	-	-	(2,772,865)	(2,772,865)	-	(971,916)	(162,005)	(3,906,786)
December 31, 2014 (unaudited)	16,743,522	$16,743	$1,101,726	$-	$(4,739,689)	$(3,621,220)	9,200,000	$10,526,904	$(1,373,358)	$5,532,326

TALON REAL ESTATE HOLDING CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2014 and 2013

	For the Years Ended December 31,
	2014 (unaudited, as adjusted)	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(3,906,786)	$(1,460,975)
Adjustments to reconcile net loss to net cash flows from operating assets and liabilities:
Depreciation and amortization	3,208,029	262,403
Stock-based compensation expense	656,623	47,995
Services received for shares issued	-	50,000
Provision for doubtful accounts	5,784	-
Changes in operating assets and liabilities:
Deposits	-	(6,091)
Rents and other receivables	(468,360)	(8,581)
Deferred rents receivable	35,824	37,609
Prepaid expenses and other assets	147,996	(30,593)
Accounts payable	1,130,960	449,629
Accrued expenses	122,788	79,235
Tenant security deposits	4,441	(4,808)
Prepaid rent	(750,887)	(6,320)
Deferred rent revenue	186,701	-
Accrued interest	273,777	(75,026)
Net cash flows from operating activities	646,890	(665,523)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases or improvements of land, building, intangible assets	(626,733)	(28,864)
Deposits to restricted escrows and reserves	(1,846,978)	(186,150)
Payments from restricted escrows and reserves	1,273,489	149,654
Cash received upon settlement of acquisition	58,472	-
Net cash flows from investing activities	(1,141,750)	(65,360)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable	620,000	-
Principal payments on notes payable	(456,536)	(73,956)
Proceeds of related party notes	600,000	100,000
Principal payments on related party notes	(200,000)	-
Contributions from members	-	319,129
Sale of common stock	-	402,500
Common stock and OP units issuance costs	(4,969)	-
Net cash flows from financing activities	558,495	747,673

Net Change in Cash	63,635	16,790

CASH - BEGINNING OF PERIOD	83,522	66,732
CASH - END OF PERIOD	$147,157	$83,522

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
Real estate assets and liabilities acquired through the issuance of Operating Partnership units and debt	$58,935,611	$-
Escrow and reserves funded through the issuance of debt	1,129,691	-
Financing costs included in accounts payable	849,120	-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest on mortgages and preferred Operating Partnership preferred units	$1,508,671	$373,051

Selected Notes to Consolidated Financial Statements were also updated to reflect the Acquisition Revisions above and the changes are included below.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2014 (unaudited) and 2013

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Deferred Leasing Costs and Tenant Allowance

The Company had amortization expense for deferred leasing costs of $146,317 and $6,521 for the years ended December 31, 2014 and 2013, respectively and accumulated amortization of $146,317 and $0 as of December 31, 2014 and 2013, respectively.  The Company had amortization expense for tenant allowances of $543,283 and $60,016 for the years ended December 31, 2014 and 2013, respectively, and accumulated amortization of $674,691 and $131,408 as of December 31, 2014 and 2013, respectively.

Intangible Assets or Liabilities

The Company amortized $218,716 as a reduction to rent revenue for above-market leases and $69,705 as an addition to rent revenue for below-market leases for the year ended December 31, 2014 and none was amortized in 2013.

NOTE 13 – INTANGIBLE ASSETS AND LIABILITIES

The Company's identified intangible assets and liabilities at December 31, 2014 and December 31, 2013 were as follows:

	December 31, 2014	December 31, 2013
Identified intangible assets:
In-place leases	$10,078,055	$-
Above-market leases	1,832,939	-
Accumulated amortization	(1,488,770)	-
Net carrying amount	$10,422,224	$-

	December 31, 2014	December 31, 2013
Identified intangible liabilities:
Below-market leases	$507,746	$-
Accumulated amortization	(69,705)	-
Net carrying amount	$438,041	$-

The effect of amortization of acquired intangible assets was approximately $1,488,770 for the year ended December 31, 2014.  Above-market leases, included in intangible assets, are amortized as a reduction in rent revenue and totaled $218,716 for the year ended December 31, 2014.  Amortization of below-market leases as an addition to rent revenue was $69,705 for the year ended December 31, 2014.  There was no amortization of any intangible assets for the year ending December 31, 2013.  In-place leases, and above and below-market leases had a weighted average amortization period of 4.5 years in the year acquired.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2014 (unaudited) and 2013

NOTE 13 – INTANGIBLE ASSETS AND LIABILITIES (continued)

The estimated annual amortization of acquired intangible assets and liabilities for each of the five succeeding fiscal years is as follows:

Years ending December 31,
	Assets	Liabilities
2015	$2,477,030	$139,410
2016	2,323,171	127,154
2017	2,288,309	119,285
2018	1,695,727	42,225
2019	1,215,964	5,436
Thereafter	422,023	4,531
	$10,422,224	$438,041

NOTE 16 – ACQUISITIONS

On July 2, 2014, Talon OP, L.P. (“Talon OP”) entered into a contribution agreement with various parties and acquired the First Trust Center building and certain other assets located at 180 5th Street East, St. Paul, MN through Talon First Trust, LLC, a wholly-owned subsidiary of Talon OP.  The Company recognized approximately $4,181,000 in revenue and $1,502,000 in net income before interest, depreciation and amortization expense from this property since acquisition through December 31, 2014.

The consideration for the acquisition of the property located at 180 5th Street East as of the acquisition date consisted of the following:

Item
Mortgage loan	$32,000,000
Issuance of 4,000,000 common units of Talon OP	5,000,000
Issuance of 30,000 preferred units of Talon OP	3,000,000
Assumption of accrued expenses and other liabilities	804,361
Total purchase price	$40,804,361

The Company has allocated the total cost of the acquisition as follows:

Item
Identifiable Assets Acquired:
Land	$3,000,000
Building	21,258,346
Building Improvements	804,361
Tenant Improvements	4,192,699
Leasing Costs	1,132,707
In-Place Leases	9,091,055
Above-Market Leases	1,832,939
Total Assets Acquired	$41,312,107

Liabilities Assumed/Incurred:
Other Liabilities	$804,361
Intangible Liabilities: Below-Market Leases	507,746
Debt	32,000,000

Net Assets Acquired	$8,000,000

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2014 (unaudited) and 2013

NOTE 16 – ACQUISITIONS  (continued)

The following unaudited pro forma information presents a summary of consolidated results of operations of the Company as if the acquisitions of the properties located at Bren Road and 180 5th Street East had occurred at January 1, 2013, the beginning of the earliest period presented. The unaudited pro forma condensed consolidated financial information is presented for informational purposes only. The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the acquisitions been completed on the dates indicated. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the Company after completion of the acquisition.

	Year Ended December 31
	2014	2013
	(unaudited)	(unaudited)
Revenue	$11,819,002	$11,808,419

Net income (loss) (1)	$(5,663,596)	$(4,964,006)
Net income (loss) attributable to Talon Real Estate Holding Corp.	$(3,905,478)	$(3,549,029)

Income (Loss) per share basic and diluted	$(0.25)	$(0.23)
Basic and diluted weighted average shares outstanding	15,915,380	15,281,886

(1)  Net income (loss) includes the effects of depreciation and amortization expense of $5,114,679 and $5,402,503 for the years ended December 31, 2014 and 2013, respectively, based on allocations of the purchase price from management’s assessment of the fair value of tangible and intangible assets and any assumed liabilities in connection with the acquisitions.

Item 9.01.

Financial Statements and Exhibits.

Exhibit	Description

101

The following revised financial information from the Annual Report on Form 10-K for the fiscal year ended December 31, 2014, formatted in XBRL (Extensible Business Reporting Language) and filed electronically herewith: (i) the Consolidated Balance Sheets; (ii) the Consolidated Statements of Operations; (iii) the Consolidated Statements of Shareholders' Equity; (iv) the Consolidated Statements of Cash Flows; and (v) the Notes to the Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALON REAL ESTATE HOLDING CORP.

Date: August 26, 2015	/s/ MG Kaminski
Matthew G. Kaminski
Chief Executive Officer